Securities, 424I - Securities, 424I: 1	Mar. 23, 2026 USD ($)
Securities, 424I Table
Security Class Title	abrdn Physical Platinum Shares ETF
Aggregate Sales Price	$ 913,597,260
Aggregate Redeemed or Repurchased, FY	411,207,478
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 502,389,782
Fee Rate	0.01381%
Amount of Registration Fee	$ 69,380.03